UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 25, 2016

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 25, 2016, Twitter, Inc. (the “Company”) held its annual meeting of stockholders at the Yerba Buena Center for the Arts, YBCA Forum located at 701 Mission Street, San Francisco, California (the "Meeting"). Present at the Meeting in person or by proxy were holders of 551,744,312 shares of Common Stock, representing 78.8% of the voting power of the shares of common stock of the Company as of March 30, 2016, the record date for the Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To elect two Class III directors to serve until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To approve, on an advisory basis, the compensation awarded to the Company’s named executive officers;
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016; and
4.	To approve the Twitter, Inc. 2016 Equity Incentive Plan (the “2016 Plan”) to be funded by shares to be contributed by the Company’s Chief Executive Officer, Jack Dorsey.

1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Jack Dorsey	340,032,924	8,843,479	202,867,909
Hugh Johnston	346,151,676	2,724,727	202,867,909

Based on the votes set forth above, each director nominee was duly elected to serve until the 2019 annual meeting of stockholders and until his successor is duly elected and qualified.

2. Advisory Vote on the Compensation Awarded to the Company’s Named Executive Officer

For	Withheld	Abstain	Broker Non-Votes
314,787,392	32,808,586	1,280,423	202,867,911

Based on the votes set forth above, the stockholders advised that they were in favor of the compensation awarded to the Company’s named executive officers.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Withheld	Abstain
544,311,067	4,529,988	2,903,257

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

4. Approval of the 2016 Plan

For	Withheld	Abstain	Broker Non-Votes
223,121,744	123,907,045	1,847,614	202,867,909

Based on the votes set forth above, the stockholders approved the 2016 Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Vijaya Gadde
Vijaya Gadde General Counsel & Secretary

Date:  May 27, 2016